Post-Balance Sheet Events	12 Months Ended
Dec. 31, 2021
Events After Reporting Period [Abstract]
Post-Balance Sheet Events	POST-BALANCE SHEET EVENTS
On January 20, 2022, Shell completed the sale of its interest in Deer Park Refining Limited Partnership, a 50:50 joint venture between Shell Oil Company and P.M.I. Norteamerica, S.A. De C.V. (a subsidiary of Petroleos Mexicanos) for a total of $596 million, consisting of a combination of cash and debt.
On January 21, 2022, the Company changed its name from Royal Dutch Shell plc to Shell plc.
On January 29, 2022, one line of shares was established through assimilation of A shares and B shares into a single line of ordinary shares of the Company. This assimilation had no impact on voting rights or dividend entitlements. Dutch withholding tax, applied previously on dividends on A shares, no longer applies on dividends paid on the ordinary shares following assimilation.
On February 3, 2022, Shell announced the commencement of $8.5 billion of share buybacks for the first half of 2022. This comprises the remaining $5.5 billion of Permian divestment proceeds and $3.0 billion as part of the Company’s capital allocation framework, which includes shareholder distributions in the range of 20-30% of cash flow from operations. In the first tranche of this buyback programme, the Company has entered into an irrevocable, non-discretionary arrangement with a broker to enable the purchase of ordinary shares for a period up to and including May 4, 2022. The aggregate maximum consideration for the purchase of ordinary shares under the initial programme is $4.0 billion. All shares repurchased as part of this arrangement will be cancelled.
On February 11, 2022, Shell Pipeline Company LP announced it had made a non-binding offer to purchase all remaining common units held by the public representing limited partner interests in Shell Midstream Partners, L.P. (“SHLX”) for $12.89 per common unit in cash. At the date of the announcement, Shell and its affiliates owned approximately 68.5% of SHLX common units. The proposed transaction is subject to a number of contingencies, including the approval of the board of directors of SHLX and the satisfaction of any conditions to the consummation of a transaction set forth in any definitive agreement concerning the transaction. There can be no assurance that such definitive documentation will be executed or that any transaction will materialise on the terms described above or at all.
Russia’s recent invasion of Ukraine poses wide-ranging challenges. Given the evolving situation, there are many unknown factors and events that could materially impact our operations. These events have and continue to impact commodity prices, our supply chain, credit risks including those related to receivables, commodity trading, treasury and other factors. Any of these factors, individually or in aggregate, could have a material effect on our earnings, cash flows and financial condition.
On February 28, 2022, following Russia's invasion in Ukraine, Shell announced its intention to exit its ventures in Russia with Gazprom and related entities, and to end its involvement in the Nord Stream 2 pipeline project. At the end of 2021, Shell had around $3 billion in non-current assets in these ventures in Russia. In 2021, net income from Sakhalin Energy and Salym was $0.7 billion.
Subsequently, on March 8, 2022, Shell announced its intent to withdraw from its involvement in all Russian hydrocarbons, including crude oil, petroleum products, gas and LNG in a phased manner, aligned with new government guidance. As an immediate first step, Shell will stop all spot purchases of Russian crude oil. It will also shut its service stations, aviation fuels and lubricants operations in Russia. At the end of 2021, Shell had around $0.4 billion in non-current assets in its downstream operations in Russia.
It is expected that these decisions to start the process of exiting ventures with Gazprom and related entities, to end the involvement in the Nord Stream 2 pipeline project and to shut down its service stations, aviation fuels and lubricants operations in Russia will impact the carrying value of the related assets and lead to recognition of impairments in 2022. Details of Shell’s interest in the respective ventures and operations are as follows.
•Sakhalin-2: Shell has a 27.5% interest in Sakhalin-2, an integrated oil and gas project located on Sakhalin island, accounted for as an associate. Other ownership interests are Gazprom 50%, Mitsui 12.5%, Mitsubishi 10%.
•Salym: Shell has a 50% interest in Salym Petroleum Development N.V., a joint operation with Gazprom Neft that is developing the Salym fields in the Khanty Mansiysk Autonomous District of western Siberia.
•Gydan: A joint operation with Gazprom Neft (Shell interest 50%) to explore and develop blocks in the Gydan peninsula, in north-western Siberia. The project is in the exploration phase, with no production.
•Nord Stream 2: Shell is one of five energy companies which have each committed to provide financing and guarantees for up to 10% of the total cost of the project, which is accounted for as a long-term loan.
•Shell's downstream operations in Russia: Shell owns 100% of its downstream operations in Russia which consist of service stations, aviation fuels and lubricants operations.